SUPPLEMENT TO THE PROSPECTUS
                       VOYAGEUR TAX-EXEMPT TRUST, SERIES 5
                            NATIONAL INSURED SERIES 1
                            COLORADO INSURED SERIES 5
                          TERRITORIAL INSURED SERIES 2

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   SUPPLEMENT DATED OCTOBER 20, 1995 TO THE PROSPECTUS DATED OCTOBER 19, 1995

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     The second  sentence  of the second  paragraph  under the  heading  "Public
Offering -- Unit Distribution" on page 41 of the prospectus is amended to read:

     "Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units during the initial offering period equal to $.33 per Unit ($.34 per Unit for the portion of aggregate sales of each Series which exceed $250,000 by broker-dealers or others in the primary offering who did not act as Underwriters) and in the secondary market equal to 4.0% of the Public Offering Price per Unit."

     The purpose of this supplement is to add the parenthetical language in the amended sentence to clarify certain available sales compensation.